                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 19, 2004
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                       Progressive Software Holding, Inc.
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             (Exact name of registrant as specified in its charter)

                                    Delaware

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                 (State or other jurisdiction of incorporation)

                              001-05513 06-0682273
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          (Commission File Number) (IRS Employer Identification Number)

                  6836 Morrison Boulevard, Charlotte, NC 28211
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                    (Address of principal executive offices)

                                 (406) 556-9886
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              (Registrant's telephone number, including area code)

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          (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets

On July 2, 2004, the  Registrant  notified ARK CLO 2000-1,  Limited  ("ARK") and
Zohar 2003-1,  Limited  (collectively,  the "Lenders") under that certain Credit
Agreement,  dated August 6, 2002 as amended (the "Credit Agreement") that it had insufficient  cash to make the required  principal and interest  payments due on
July 6, 2004. On July 6, 2004,  Registrant received a notice of default from the
Lenders addressed to it and its wholly-owned  subsidiary,  Progressive Software,
Inc., as co-borrower under the Credit Agreement ("Progressive"),  a copy of said notice is attached as Exhibit 4 to that  certain  amended  Schedule 13D filed by
Patriarch Partners,  LLC with the Securities and Exchange Commission on July 28,
2004 (the  "Patriarch  Schedule  13D").  The  notice  indicated  that  Patriarch
Partners Agency Services, as agent for the Lenders, would seek to hold a secured party public sale of all or  substantially  all of the assets of the  Registrant pursuant to Section 9-610 of the Uniform Commercial Code of New York.

In this  notice,  the  Lenders  proposed  that if the  Registrant  agreed to the secured party sale, the Lenders would undertake the following:

1.   Fund the  normal  business  expense of the  Registrant  in an amount not to exceed $100,000 from the date of the notice to the date of the public sale.

2.   Indemnify  members of the board of directors of the  borrowers  relating to the public sale.

3.   Release the lien securing the obligations  under the Credit  Agreement only if the  successful  bidder  and  purchaser  at the  public  sale  of all or substantially  all of the assets of the Registrant  also assumed all of the
     Registrant's  disclosed  liabilities except certain liabilities and assumed all of the obligations of the Registrant to current employees.

Notice of said public sale was published in the national edition of the New York
Times on July 9, 2004. On July 19, 2004, pursuant to the terms and conditions of that certain Asset Purchase Agreement,  a copy of which is attached as Exhibit 5 to the Patriarch  Schedule 13D, it was agreed that the assets of the  Registrant would be sold to SIVA Corporation pursuant to public sale for the purchase price of  $3,000,000  in cash,  $2,250,000  in notes,  warrants to purchase  4,166,667 shares of common stock of SIVA  Corporation to be paid solely to the Lenders and assumption of certain of Registrant's and Progressive's liabilities. The closing of said sale is scheduled for August 6, 2004. Following the sale, the Registrant will have no assets or operations.

Item 5.  Other Events

As of July 6,  2004,  ARK,  as  Series  B  Stockholder  under  the  Registrant's
Stockholders  Agreement,  removed  Lynn Tilton and Greg Murphy from the Board of
Directors of Directors of the Registrant and elected Christopher Sebes. Pursuant to the terms of that certain  Letter  Agreement from ARK to Mr. Sebes dated July
6, 2004, a copy of which is attached as Exhibit 7 to the Patriarch Schedule 13D,
ARK agreed to grant Mr. Sebes certain  indemnification rights in his capacity as a Director of the Registrant and agreed that the "Change in Control"  provisions of his employment agreement with the Registrant would be deemed satisfied by (i)
the  assumption  by  purchaser of the assets of the  Registrant  pursuant to the public sale of Mr.  Sebes'  employment  agreement and (ii) the payment by ARK to
Mr.  Sebes of $175,000  on the  effective  date of the  "Change in Control"  (as defined in said employment agreement).

                                   SIGNATURES

     Pursuant to the  requirements  of the  Securities  Exchange Act of 1934, as amended,  the  Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                Progressive Software Holding, Inc.

                                By:      /s/ Christopher Sebes
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                                             Christopher Sebes
                                             Chief Executive Officer

Date:  August 3, 2004